UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐       Soliciting Material Pursuant to §240.14a-12
Furniture Brands International, Inc.

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of FURNITURE BRANDS INTERNATIONAL, INC. To Be Held On May 7, 2009 at 10:00 a.m. C.D.T Furniture Brands International, 1 N. Brentwood Boulevard, 15th Floor St. Louis, MO 63105 COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 5/1/09. Please visit http://www.amstock.com/ProxyServices/ViewMaterials.asp, where the following materials are available for view: •Notice of Annual Meeting of Stockholders •Proxy Statement •Form of Electronic Proxy Card •Annual Report TO REQUEST MATERIAL:TELEPHONE: 866-668-8562 E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE:ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. -OR - IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the meeting, please call Investor Relations at (866) 873-3667. -OR - TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. -OR - MAIL: You may request a card by following the instructions above. 1.Election of Directors: The Board of Directors recommends a vote FOR all nominees NOMINEES:1. Election of Directors: Wilbert G. Holliman John R. Jordan, Jr.Wilbert G. Holliman Ira D. KaplanJohn R. Jordan, Jr. Bobby L. MartinIra D. Kaplan Maureen A. McGuireBobby L. Martin Aubrey B. PattersonMaureen A. McGuire Alan G. SchwartzAubrey B. Patterson Ralph P. ScozzafavaAlan G. Schwartz Ralph P. Scozzafava O Nominee #12 O Nominee #13The Board of Directors recommends a vote AGAINST Proposal 2 2.Proposal to reimburse certain expenses incurred by SCSF Equities, LLC in connection with its 2008 proxy contest. The Board of Directors recommends a vote FOR Proposal 3 3.Proposal to ratify KPMG LLP as the independent registered public accounting firm for 2009. Please note that you cannot use this notice to vote by mail.